                                POWER OF ATTORNEY


     We, the undersigned Trustees and/or officers of WSIS Series Trust, hereby severally constitute and appoint Catherine A. Mazza, Alexandra Poe, and Timothy
W. Diggins as his or her true and lawful attorneys, with full power to each of them individually, to sign for us, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of WSIS Series Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof. This power of attorney revokes, as of its date, any power of attorney previously granted by any of the signatories in respect his or her service as a Trustee of WSIS Series Trust.





Name                              Capacity             Date
-----                             --------             ------

/s/ David N. Dinkins              Trustee              1/14/97
-------------------------
David N. Dinkins

/s/ John I. Howell                Trustee              1/17/97
-------------------------
John I. Howell

/s/ Peter S. Knight               Trustee              1/15/97
-------------------------
Peter S. Knight


/s/ Madelon DeVoe Talley          Trustee              1/18/97
-------------------------
Madelon DeVoe Talley


/s/ Robert Jackowitz              Treasurer            1/23/97
-------------------------
Robert Jackowitz

                                POWER OF ATTORNEY


     I, the undersigned Trustee and officer of WSIS Series Trust, hereby constitute and appoint Catherine A. Mazza, Alexandra Poe, and Timothy W. Diggins as my true and lawful attorneys, with full power to each of them individually, to sign for me, and in my name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of WSIS Series Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name                              Capacity                  Date
----                              --------                  ----

/s/ David Gibson                  Trustee; Vice President   2/25/97
-----------------------
David Gibson

                                POWER OF ATTORNEY


     I, the undersigned President of WSIS Series Trust, hereby constitute and appoint Catherine A. Mazza, Alexandra Poe, and Timothy W. Diggins as my true and lawful attorneys, with full power to each of them individually, to sign for me, and in my name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of WSIS Series Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.


Name                              Capacity                 Date
----                              --------                 -----

/s/ Ashbel C. Williams, Jr.       President                2/26/97
----------------------------
Ashbel C. Williams, Jr.




                                      -3-